      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2002

                                                      REGISTRATION NO. 333-86394

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549

                               AMENDMENT NO. 2 TO
                                   FORM S-3
                       REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                             ---------------------

                    COLLINS & AIKMAN CORPORATION                                    COLLINS & AIKMAN PRODUCTS CO.
  (Exact name of co-registrant as specified in its charter)          (Exact name of co-registrant as specified in its charter)

                              DELAWARE                                                        DELAWARE
  (State or other jurisdiction of incorporation or organization)     (State or other jurisdiction of incorporation or organization)

                             13-3489233                                                      13-0588710
      (I.R.S. Employer Identification Number.)                                (I.R.S. Employer Identification Number.)

                             250 STEPHENSON HIGHWAY
                              TROY, MICHIGAN 48083
                                 (248) 824-2500

(Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

                            ---------------------
                                THOMAS E. EVANS
                            250 STEPHENSON HIGHWAY
                             TROY, MICHIGAN 48083
                                (248) 824-2500
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ---------------------
                                    Copy to:


                             GARY A. BROOKS, ESQ.
                          JONATHAN A. SCHAFFZIN, ESQ.
                            CAHILL GORDON & REINDEL
                                80 PINE STREET
                         NEW YORK, NEW YORK 10005-1702
                                 (212) 701-3000

                             ---------------------
     Approximate date of commencement of proposed sale to the public: From time to time after the registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ---------------------

================================================================================

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


                             ---------------------

================================================================================

                            ADDITIONAL REGISTRANTS




                                                             STATE OR OTHER      PRIMARY STANDARD        I.R.S.
                                                             JURISDICTION OF        INDUSTRIAL          EMPLOYER
                                                            INCORPORATION OR   CLASSIFICATION CODE   IDENTIFICATION
   EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER       ORGANIZATION            NUMBER              NO.
---------------------------------------------------------- ------------------ --------------------- ---------------
Collins & Aikman Accessory Mats, Inc. ....................      Delaware              3069            34-1532472
Akro Mats, LLC ...........................................      Delaware              3069                 *
Collins & Aikman Automotive Mats, LLC ....................      Delaware              3069                 *
Collins & Aikman Asset Services, Inc. ....................      Delaware              6719            95-4225459
Collins & Aikman Automotive International, Inc. ..........      Delaware              6719            13-3376151
Collins & Aikman Carpet & Acoustics (MI), Inc. ...........      Delaware              3714            38-2831561
Collins & Aikman Carpet & Acoustics (TN), Inc. ...........      Tennessee             3714            62-1301605
Collins & Aikman International Corporation ...............      Delaware              6719            95-3416790
Collins & Aikman Europe, Inc. ............................      Delaware              6719            88-0373716
Collins & Aikman Plastics, Inc. ..........................      Delaware              3089            34-1376202
Collins & Aikman Properties, Inc. ........................      Delaware              6719            95-3416796
Comet Acoustics, Inc. ....................................      Delaware              7371            56-2225192
Dura Convertible Systems, Inc. ...........................      Delaware              3714            95-4094096
Amco Convertible Fabrics, Inc. ...........................      Delaware              2221            38-3254156
Gamble Development Company ...............................      Minnesota             6519            41-0949764
JPS Automotive, Inc. .....................................      Delaware              2273            56-2001613
Wickes Asset Management Inc. .............................      Delaware              6519            95-4030704
Wickes Manufacturing Company .............................      Delaware              6519            95-4001211
Collins & Aikman Interiors, Inc. .........................      Delaware              6719            56-2270167
Collins & Aikman Development Company .....................      Delaware              3089            56-2270173
Becker Group, L.L.C. .....................................      Michigan              3089            38-3451471**
Brut Plastics, Inc. ......................................      Michigan              3089            38-2959954
Collins & Aikman Advanced Processes, Inc. ................      Delaware              3089            56-2270171
Collins & Aikman Canada Domestic Holding Company .........      Delaware              6719            56-2270169
Collins & Aikman Fabrics, Inc. ...........................      Delaware              2221            38-3024579
M & C Advanced Processes, Inc. ...........................      Michigan              3089            38-3172585
Textron Automotive Exteriors Inc. ........................      Delaware              3089            05-0471352
Textron Automotive Interiors Inc. ........................      Delaware              3089            02-0265330
Textron Automotive (Asia) Inc. ...........................      Delaware              3089            05-0505045
Textron Automotive (Argentina) Inc. ......................      Delaware              3089            06-1470649
Textron Automotive Overseas Investment Inc. ..............      Delaware              3089            02-0435027
Textron Automotive International Services Inc. ...........      Delaware              3089            05-0447633
Textron Properties Inc. ..................................      Delaware              6719            05-0425768

----------
* This company is a single member limited liability company and for federal income tax purposes is treated as a division of Collins & Aikman Accessory Mats, Inc. There is no I.R.S. employer identification number assigned to this company.

** This company is a single member limited liability company and for federal income tax purposes is treated as a division of C&A Plastics, Inc. The I.R.S. employer identification number listed was used prior to acquisition.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May, 2002.


                                        COLLINS & AIKMAN CORPORATION



                                        By: /s/ Thomas E. Evans
                                            -----------------------------------

                                            Name: Thomas E. Evans

                                            Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                            DATE
-------------------------   ----------------------------------------------   -------------
    /s/ Thomas E. Evans     Chairman of the Board and Chief Executive        May 23, 2002
-----------------------
        Thomas E. Evans     Officer (Principal Executive Officer)

             *              Interim Chief Financial Officer and Director     May 23, 2002
-----------------------
      J. Michael Stepp      (Principal Financial Officer)

             *              Vice President, Finance and Controller           May 23, 2002
-----------------------
     James L. Murawski      (Principal Accounting Officer)

             *              Vice Chairman of the Board                       May 23, 2002
-----------------------
     Charles E. Becker

             *              Director                                         May 23, 2002
-----------------------
      Robert C. Clark

             *              Director                                         May 23, 2002
-----------------------
     Marshall A. Cohen

             *              Director                                         May 23, 2002
-----------------------
      Cynthia Hess
                            Director
-----------------------
    Timothy D. Leuliette

             *              Director                                         May 23, 2002
-----------------------
      Elkin McCallum

             *              Director                                         May 23, 2002
-----------------------
   W. Gerald McConnell

             *              Director                                         May 23, 2002
-----------------------
     Warren B. Rudman

             *              Director                                         May 23, 2002
-----------------------
   David A. Stockman

SIGNATURE                   TITLE        DATE
-------------------------   ----------   -------------
             *              Director     May 23, 2002
-----------------------
     Daniel P. Tredwell

             *              Director     May 23, 2002
-----------------------
        Samuel Valenti

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May, 2002.


                                        COLLINS & AIKMAN PRODUCTS CO.



                                        By: /s/ Thomas E. Evans
                                            -----------------------------------
                                            Name: Thomas E. Evans
                                            Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                            DATE
-------------------------   ----------------------------------------------   -------------
    /s/ Thomas E. Evans     Chairman of the Board and Chief Executive        May 23, 2002
-----------------------
       Thomas E. Evans      Officer (Principal Executive Officer)

             *              Interim Chief Financial Officer and Director     May 23, 2002
-----------------------
      J. Michael Stepp      (Principal Financial Officer)

             *              Vice President, Finance and Controller           May 23, 2002
-----------------------
     James L. Murawski      (Principal Accounting Officer)

             *              Director                                         May 23, 2002
-----------------------
     Samuel Valenti

*By:  /s/ Thomas E. Evans
     ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                     AKRO MATS, LLC
                                     COLLINS & AIKMAN AUTOMOTIVE MATS, LLC



                                     By:  /s/ Thomas E. Evans
                                          -------------------------------------
                                          Name: Thomas E. Evans
                                          Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                              DATE
-------------------------   -------------------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer                       May 23, 2002
-----------------------
       Thomas E. Evans      (Principal Executive Officer)

             *              Executive Vice President and Chief            May 23, 2002
-----------------------
      J. Michael Stepp      Financial Officer
                            (Principal Financial Officer and Principal
                            Accounting Officer)

             *              Manager                                       May 23, 2002
-----------------------
      Michael Geaghan

             *              Manager                                       May 23, 2002
-----------------------
        Millard King

             *              Manager                                       May 23, 2002
-----------------------
       Jeffrey Kies

*By:  /s/ Thomas E. Evans
      ------------------------
         Thomas E. Evans
         Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        AMCO CONVERTIBLE FABRICS, INC.
                                        DURA CONVERTIBLE SYSTEMS, INC.



                                        By: /s/ Thomas E. Evans
                                            -----------------------------------
                                            Name: Thomas E. Evans
                                            Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                  DATE
-------------------------   ------------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer                May 23, 2002
-----------------------
      Thomas E. Evans       (Principal Executive Officer)

             *              Executive Vice President and Chief     May 23, 2002
-----------------------
      J. Michael Stepp      Financial Officer
                            (Principal Financial Officer)
             *              Controller                             May 23, 2002
-----------------------
       Jeffrey Johnson
             *
-----------------------

    /s/ Thomas E. Evans     Director                               May 23, 2002
-----------------------
       Thomas E. Evans

             *              Director                               May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        BECKER GROUP, LLC



                                        By:      *
                                            -----------------------------------
                                            Name: Lou Gasperut
                                            Title:  President


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                            DATE
-------------------------   ------------------------------   -------------
             *              President                        May 23, 2002
-----------------------
        Lou Gasperut        (Principal Executive Officer)

             *              Controller                       May 23, 2002
-----------------------
                            (Principal Financial Officer)
        James Babiasz

             *              Managing Director                May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        BRUT PLASTICS, INC.



                                        By:      *
                                            -----------------------------------
                                            Name: Lou Gasperut
                                            Title:  President


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                            DATE
-------------------------   ------------------------------   -------------
             *              President                        May 23, 2002
-----------------------
         Lou Gasperut       (Principal Executive Officer)

             *              Controller                       May 23, 2002
-----------------------
        James Babinsz       (Principal Financial Officer)

             *              Director                         May 23, 2002
-----------------------
         Lou Gasperut

             *              Director                         May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
     ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        COLLINS & AIKMAN ACCESSORY MATS, INC.



                                        By: /s/ Thomas E. Evans
                                            -----------------------------------
                                            Name: Thomas E. Evans
                                            Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                         DATE
-------------------------   -------------------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer                       May 23, 2002
-----------------------
       Thomas E. Evans      (Principal Executive Officer)

             *              Executive Vice President and Chief            May 23, 2002
-----------------------
      J. Michael Stepp      Financial Officer

                            (Principal Financial Officer and Principal
                            Accounting Officer)
             *              Director                                      May 23, 2002
-----------------------
       Michael Geaghan

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                     COLLINS & AIKMAN ADVANCED PROCESSES, INC.
                     COLLINS & AIKMAN AUTOMOTIVE INTERNATIONAL, INC. COLLINS & AIKMAN CANADA DOMESTIC HOLDING COMPANY COLLINS & AIKMAN DEVELOPMENT COMPANY
                     COLLINS & AIKMAN EUROPE, INC.
                     COLLINS & AIKMAN INTERIORS, INC.



                     By: /s/ Thomas E. Evans
                         ------------------------------------------------------
                         Name: Thomas E. Evans
                         Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                            DATE
-------------------------   ------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer          May 23, 2002
-----------------------
       Thomas E. Evans      (Principal Executive Officer)

             *              Chief Financial Officer          May 23, 2002
-----------------------
      J. Michael Stepp      (Principal Financial Officer)

             *              Controller                       May 23, 2002
-----------------------
     James L. Murawski

    /s/ Thomas E. Evans     Director                         May 23, 2002
-----------------------
       Thomas E. Evans

             *              Director                         May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                  COLLINS & AIKMAN ASSET SERVICES, INC.



                                  By:      *
                                      -----------------------------------------

                                      Name: Ronald T. Lindsay
                                      Title: Senior Vice President, General
                                             Counsel and Secretary


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                       DATE
-------------------------   -----------------------------------------   -------------
             *              Senior, Vice President, General Counsel     May 23, 2002
-----------------------
      Ronald T. Lindsay     and Secretary
                            (Principal Executive Officer)

             *              Controller                                  May 23, 2002
-----------------------
     James L. Murawski      (Principal Financial Officer)

             *              Director                                    May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                               COLLINS & AIKMAN CARPET & ACOUSTICS (MI), INC. COLLINS & AIKMAN CARPET & ACOUSTICS (TN), INC.



                               By: /s/ Thomas E. Evans
                                   --------------------------------------------

                                   Name: Thomas E. Evans
                                   Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                         DATE
-------------------------   -------------------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer                       May 23, 2002
-----------------------
                            (Principal Executive Officer)

             *              Executive Vice President and Chief            May 23, 2002
-----------------------
      J. Michael Stepp      Financial Officer
                            (Principal Financial Officer and Principal
                            Accounting Officer)
    /s/ Thomas E. Evans     Director                                      May 23, 2002
-----------------------
       Thomas E. Evans

             *              Director                                      May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        COLLINS & AIKMAN FABRICS, INC.



                                        By:      *
                                            -----------------------------------

                                            Name: Gerald Jones
                                            Title:  President


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                            DATE
-------------------------   ------------------------------   -------------
             *              President                        May 23, 2002
-----------------------
         Gerald Jones       (Principal Executive Officer)

             *              Vice President of Finance        May 23, 2002
-----------------------
     James L. Murawski      (Principal Financial Officer)

             *              Controller                       May 23, 2002
-----------------------
      Robert J. Cardin
             *              Director                         May 23, 2002
-----------------------
         Gerald Jones

    /s/ Thomas E. Evans     Director                         May 23, 2002
-----------------------
       Thomas E. Evans

             *              Director                         May 23, 2002
-----------------------
     James L. Murawski

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        COLLINS & AIKMAN PLASTICS, INC.



                                        By: /s/ Thomas E. Evans
                                            -----------------------------------
                                            Name: Thomas E. Evans
                                            Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                         DATE
-------------------------   -------------------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer                       May 23, 2002
-----------------------
      Thomas E. Evans       (Principal Executive Officer)

             *              Executive Vice President and Chief            May 23, 2002
-----------------------
     J. Michael Stepp       Financial Officer

                            (Principal Financial Officer and Principal
                            Accounting Officer)
    /s/ Thomas E. Evans     Director                                      May 23, 2002
-----------------------
       Thomas E. Evans

             *              Director                                      May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        COMET ACOUSTICS, INC.



                                        By:      *
                                            -----------------------------------
                                            Name: Graham Tompson
                                            Title:  President


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                       DATE
-------------------------   -----------------------------------------   -------------
             *              President                                   May 23, 2002
-----------------------
       Graham Tompson       (Principal Executive Officer)

             *              Vice President of Finance and Corporate     May 23, 2002
-----------------------
     James L. Murawski      Controller

                            (Principal Financial Officer)
             *              Director                                    May 23, 2002
-----------------------
    Kenneth J. Arndorfer

             *              Director                                    May 23, 2002
-----------------------
     James L. Murawski

             *              Director                                    May 23, 2002
-----------------------
       Graham Tompson

*By:  /s/ Thomas E. Evans
     ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        JPS AUTOMOTIVE, INC.



                                        By: /s/ Thomas E. Evans
                                            -----------------------------------
                                            Name: Thomas E. Evans
                                            Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                            DATE
-------------------------   ------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer          May 23, 2002
-----------------------
       Thomas E. Evans      (Principal Executive Officer)

             *              Executive Vice President and     May 23, 2002
-----------------------
      J. Michael Stepp      Chief Financial Officer

                            (Principal Financial Officer)
             *              Controller                       May 23, 2002
-----------------------
     James L. Murawski

             *              Director                         May 23, 2002
-----------------------
      Ronald T. Lindsay

*By:  /s/ Thomas E. Evans
     ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                              COLLINS & AIKMAN INTERNATIONAL CORPORATION



                              By:      *
                                  ---------------------------------------------
                                  Name: Monte L. Miller
                                  Title:  President


                               POWER OF ATTORNEY


     Each


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                         DATE
-------------------------   -------------------------------------------   -------------
             *              President                                     May 23, 2002
-----------------------
       Monte L. Miller      (Principal Executive Officer)

             *              Vice President of Finance                     May 23, 2002
-----------------------
     James L. Murawski      (Principal Financial Officer and Principal

                            Account Officer)
             *              Director                                      May 23, 2002
-----------------------
       Monte L. Miller

             *              Director                                      May 23, 2002
-----------------------
     James L. Murawski

             *              Director                                      May 23, 2002
-----------------------
      Robert S. Fenton

*By:  /s/ Thomas E. Evans
      ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        COLLINS & AIKMAN PROPERTIES, INC.



                                        By:      *
                                            -----------------------------------
                                            Name: Monte L. Miller
                                            Title:  President


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                         DATE
-------------------------   -------------------------------------------   -------------
             *              President                                     May 23, 2002
-----------------------
      Monte L. Miller       (Principal Executive Officer)

             *              Vice President of Finance                     May 23, 2002
-----------------------
     James L. Murawski      (Principal Financial Officer and Principal

                            Accounting Officer)
             *              Director                                      May 23, 2002
-----------------------
       Monte L. Miller

             *              Director                                      May 23, 2002
-----------------------
     James L. Murawski

             *              Director                                      May 23, 2002
-----------------------
      Robert S. Fenton
                            Director
-----------------------
    Jonathan L. Peisner

*By:  /s/ Thomas E. Evans
     ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                                        GAMBLE DEVELOPMENT COMPANY
                                        WICKES ASSET MANAGEMENT, INC.
                                        WICKES MANUFACTURING COMPANY



                                        By: /s/ Thomas E. Evans
                                            -----------------------------------
                                            Name:  Thomas E. Evans
                                            Title: President and Chief Executive
                                                   Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                                     DATE
-------------------------   ---------------------------------------   -------------
    /s/ Thomas E. Evans     President and Chief Executive Officer     May 23, 2002
-----------------------
       Thomas E. Evans      (Principal Executive Officer)

             *              Executive Vice President and              May 23, 2002
-----------------------
      J. Michael Stepp      Chief Financial Officer

                            (Principal Financial Officer)
             *              Controller                                May 23, 2002
-----------------------
     James L. Murawski

             *              Director                                  May 23, 2002
-----------------------
       Eugene A. White

*By:  /s/ Thomas E. Evans
     ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on the 23rd day of May 2002.


                           M&C ADVANCED PROCESSES, INC.
                           TEXTRON AUTOMOTIVE EXTERIORS INC.
                           TEXTRON AUTOMOTIVE (ASIA) INC.
                           TEXTRON AUTOMOTIVE (ARGENTINA) INC.
                           TEXTRON AUTOMOTIVE INTERIORS INC.
                           TEXTRON AUTOMOTIVE OVERSEAS INVESTMENT INC.
                           TEXTRON AUTOMOTIVE INTERNATIONAL SERVICES INC. TEXTRON PROPERTIES INC.



                           By: /s/ Thomas E. Evans
                               ------------------------------------------------
                               Name: Thomas E. Evans
                               Title:  Chief Executive Officer


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                   TITLE                            DATE
-------------------------   ------------------------------   -------------
    /s/ Thomas E. Evans     Chief Executive Officer          May 23, 2002
-----------------------
       Thomas E. Evans      (Principal Executive Officer)

             *              Executive Vice President and     May 23, 2002
-----------------------
      J. Michael Stepp      Chief Financial Officer

                            (Principal Financial Officer)
             *              Controller                       May 23, 2002
-----------------------
     James L. Murawski

    /s/ Thomas E. Evans     Director                         May 23, 2002
-----------------------
       Thomas E. Evans

             *              Director                         May 23, 2002
-----------------------
      Ronald T. Lindsay

             *              Director                         May 23, 2002
-----------------------
      J. Michael Stepp

*By:  /s/ Thomas E. Evans
     ------------------------
          Thomas E. Evans
          Attorney-in-Fact

                                    EXHIBITS


     Please note that in the following description of exhibits, the title of any document entered into, or filing made, prior to July 7, 1994 reflects the name of the entity, a party thereto or filing, as the case may be, at such time. Accordingly, documents and filings described below may refer to Collins & Aikman Holdings Corporation, Collins & Aikman Group, Inc. or Wickes Companies, Inc., if such documents and filings were made prior to July 7, 1994.




EXHIBIT
NUMBER                                             DESCRIPTION
----------   --------------------------------------------------------------------------------------
 1.1*        Form of Underwriting Agreement (Equity).

 1.2**       Form of Underwriting Agreement (Debt securities).

 2.1         Agreement and Plan of Merger dated May 14, 2001 by and among Collins & Aikman
             Corporation, Collins & Aikman Products Co., Becker Group, L.L.C., CE Becker Inc.,
             ME McInerney Inc., J Hoehnel Inc. and the individuals party thereto as sellers is hereby incorporated by reference to Exhibit 2.1 of Collins & Aikman Corporation's
             Current Report on Form 8-K dated July 13, 2001.

 2.2         Agreement and Plan of Merger dated as of August 17, 2001 by and among Collins &
             Aikman Corporation, Collins & Aikman Products Co., JAII Acquisition Co., Elkin
             McCallum, Joan Fabrics Corporation and Joan Automotive Industries, Inc is hereby incorporated by reference to Exhibit 2.1 of Collins & Aikman Corporation's Current
             Report on Form 8-K dated September 21, 2001.

 2.3         First Amendment to Agreement and Plan of Merger by and among Collins & Aikman
             Corporation, Collins & Aikman Products Co., JAII Acquisition Co., Elkin McCallum,
             Joan Fabrics Corporation and Joan Automotive Industries, Inc dated as of
             September 21, 2001 is hereby incorporated by reference to Exhibit 2.2 of Collins &
             Aikman Corporation's Current Report on Form 8-K dated September 21, 2001.

 2.4         Purchase Agreement dated as of August 7, 2001, as amended and restated as of
             November 30, 2001, by and among Textron Inc., Collins & Aikman Corporation and
             Collins & Aikman Products Co., including Exhibit 1 (Certificate of Designation of the
             15% Series A Redeemable Preferred Stock, the 16% Series B Redeemable Preferred
             Stock and the 16% Series C Redeemable Preferred Stock) and Exhibit 7 (Asset
             Purchase Agreement dated as of August 7 by and between Textron Automotive
             Exteriors Inc. and JPS Automotive, Inc.), which is incorporated by reference to
             Collins and Aikman Corporation Current Report on Form 8-K dated December 20,
             2001 and filed on January 4, 2002. The Table of Contents of the Purchase Agreement
             listed as Exhibit 2.4 contains a list briefly identifying the contents of all omitted schedules and exhibits. Collins & Aikman Corporation will supplementally furnish a copy of any omitted schedule or Exhibit to the Commission upon request.

 2.5         Asset Purchase Agreement dated as of August 7, 2001, as amended and restated as of
             November 30, 2001, by and between Textron Automotive Exteriors Inc. and JPS
             Automotive, Inc., which is incorporated herein by reference to Exhibit 2.2 of Collins
             & Aikman Corporation's Current Report on Form 8-K dated December 20, 2001 and filed on January 4, 2002.

 2.6         Asset Purchase Agreement dated as of August 17, 2001 by and among Collins &
             Aikman Products Co., Western Avenue Dyers, L.P., Elkin McCallum, Kerry
             McCallum, Penny Richards and Tyng Textiles LLC, which is incorporated by reference to Exhibit 2.3 to Collins & Aikman Corporation's Current Report on Form
             8-K filed on October 4, 2001.

EXHIBIT
NUMBER                                          DESCRIPTION
--------   -------------------------------------------------------------------------------------
2.7        First Amendment to Asset Purchase Agreement dated as of September 21, 2001, which is incorporated by reference to Exhibit 2.4 to Collins & Aikman Corporation's
           Current Report on Form 8-K filed on October 4, 2001.

3.1        Restated Certificate of Incorporation of Collins & Aikman Corporation is hereby incorporated by reference to Exhibit 3.1 of Collins & Aikman Corporation's Report
           on Form 10-Q for the fiscal quarter ended June 26, 1999.

3.2        Certificate of Amendment to the Restated Certificate of Incorporation of Collins &
           Aikman Corporation, which is incorporated by reference to Exhibit 3.2 of Collins &
           Aikman Corporation's Annual Report on Form 10-K for the fiscal year ended
           December 31, 2000.

3.3        By-laws of Collins & Aikman Corporation, as amended, are hereby incorporated by reference to Exhibit 3.2 of Collins & Aikman Corporation's Report on Form 10-K for
           the fiscal year ended January 27, 1996.

3.4        Certificate of Elimination of Cumulative Exchangeable Redeemable Preferred Stock
           of Collins & Aikman Corporation is hereby incorporated by reference to Exhibit 3.3 of Collins & Aikman Corporation's Report on Form 10-Q for the fiscal quarter ended
           October 28, 1995.

4.1        Specimen Stock Certificate for the Common Stock is hereby incorporated by reference to Exhibit 4.3 of Amendment No. 3 to Collins & Aikman Holdings
           Corporation's Registration Statement on Form S-2 (Registration No. 33-53179) filed
           June 21, 1994.

4.2        Indenture, dated as of June 1, 1996, between Collins & Aikman Products Co., Collins
           & Aikman Corporation and First Union National Bank of North Carolina, as Trustee,
           is hereby incorporated by reference to Exhibit 4.2 of Collins & Aikman Corporation's
           Report on Form 10-Q for the fiscal quarter ended April 27, 1996.

4.3        First Supplemental Indenture dated as of June 1, 1996, between Collins & Aikman
           Products Co., Collins & Aikman Corporation and First Union National Bank of
           North Carolina, as Trustee, is hereby incorporated by reference to Exhibit 4.3 of
           Collins & Aikman Corporation's Report on Form 10-Q for the fiscal quarter ended
           April 27, 1996.

4.4        Waiver dated as of October 27, 1998 under the Credit Agreement dated as of May 28,
           1998, among Collins & Aikman Products Co., Collins & Aikman Canada, Inc. and
           Collins & Aikman Plastics, Ltd., as Canadian Borrowers, Collins & Aikman
           Corporation, as Guarantor, the Lender Parties thereto, Bank of America, N.T.S.A., as
           Documentation Agent, The Chase Manhattan Bank, as Administrative Agent, and
           The Chase Manhattan Bank of Canada, as Canadian Administrative Agent is hereby incorporated by reference to Exhibit 4.5 of Collins & Aikman Corporation's Report
           on Form 10-Q for the fiscal quarter ended September 26, 1998.

4.5        Waiver dated as of December 22, 1998 under the Credit Agreement dated as of
           May 28, 1998, among Collins & Aikman Products Co., Collins & Aikman Canada,
           Inc. and Collins & Aikman Corporation, as Guarantor, the Lender Parties thereto,
           Bank of America, N.T.S.A., as Documentation Agent, The Chase Manhattan Bank, as
           Administrative Agent, and The Chase Manhattan Bank of Canada, as Canadian
           Administrative Agent is hereby incorporated by reference to Exhibit 4.6 of Collins &
           Aikman Corporation's Report on Form 10-K for the year ended December 26, 1998.

EXHIBIT
NUMBER                                           DESCRIPTION
--------   --------------------------------------------------------------------------------------
4.6        Amendment and Waiver dated as of March 8, 1999, among Collins & Aikman
           Products Co., Collins & Aikman Canada, Inc., Collins & Aikman Plastics Ltd., Collins
           & Aikman Corporation, as Guarantor, the Lender Parties thereto, Bank of America
           N.T.S.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative
           Agent, and The Chase Manhattan Bank of Canada, as Canadian Administrative
           Agent is hereby incorporated by reference to Exhibit 4.7 of Collins & Aikman
           Corporation's Report on Form 10-K for the year ended December 26, 1998.

4.7        Tranche C Term Loan Supplement dated as of May 12, 1999 to the Credit Agreement dated as of May 28, 1998 among Collins & Aikman Products Co., Collins & Aikman
           Canada, Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the
           Financial Institutions parties thereto, Bank of America N.T.S.A., as Documentation
           Agent, The Chase Manhattan Bank, as Administrative Agent, and The Chase
           Manhattan Bank of Canada, as Canadian Administrative Agent is hereby incorporated by reference to Exhibit 4.1 of Collins & Aikman Corporation's Report
           on Form 10-Q for the fiscal quarter ended June 26, 1999.

4.8        Indenture dated as of June 28, 1994, between JPS Automotive Products Corp., as
           Issuer, JPS Automotive L.P., as Guarantor and Shawmut Bank Connecticut, N.A., as
           Trustee, is hereby incorporated by reference to Exhibit 4.2 of JPS Automotive Corp.'s
           Registration Statement on Form S-1, Registration No. 33-75510.

4.9        First Supplemental Indenture, dated as of October 5, 1994, between JPS Automotive
           Products Corp. and JPS Automotive L.P., as Co-Obligors, and Shawmut Bank
           Connecticut, N.A., as Trustee is hereby incorporated by reference to Exhibit 4.48A of
           JPS Automotive L.P.'s and JPS Automotive Products Corp.'s Report on Form 10-Q
           for the fiscal quarter ended October 2, 1994.

4.10       Second Supplemental Indenture, dated as of February 8, 2001, by and among Collins
           & Aikman Products Co., as Issuer, Collins & Aikman Corporation, as Guarantor, and
           First Union National Bank, as Trustee, which is incorporated by reference to Exhibit
           4.11 of Collins & Aikman Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

4.11       Form of Warrant is hereby incorporated by reference to Exhibit 4.1 of Collins &
           Aikman Corporation's Current Report on Form 8-K dated July 13, 2001.

4.12       Certificate of Designation of Series A Redeemable Preferred Stock, Series B
           Redeemable Preferred Stock and Series C Redeemable Preferred Stock, which is incorporated herein by reference to Exhibit 4.1 of Collins & Aikman Corporation's
           Current Report of Form 8-K dated December 20, 2001 and filed on January 4, 2002.

4.13       Indenture dated as of December 20, 2001 by and among Collins & Aikman Products
           Co., as Issuer, the Guarantors parties thereto, and BNY Midwest Trust Company, as
           Trustee, which is incorporated herein by reference to Exhibit 4.2 of Collins & Aikman
           Corporation's Current Report on Form 8-K dated December 20, 2001 and filed on
           January 4, 2002.

4.14       Receivables Transfer Agreement dated as of December 20, 2001 by and among
           Carcorp, Inc., as Transferor, Collins & Aikman Products Co., individually and as
           Collection Agent, the persons parties thereto, as CP Conduit Purchasers, Committed
           Purchasers and Funding Agents and JPMorgan Chase Bank, as Administrative Agent,
           which is incorporated herein by reference to Exhibit 4.3 of Collins & Aikman
           Corporation's Current Report on Form 8-K dated December 20, 2001 and filed on
           January 4, 2002.

EXHIBIT
NUMBER                                             DESCRIPTION
----------   ---------------------------------------------------------------------------------------
   4.15      Amended and Restated Receivables Purchase Agreement dated as of December 20,
             2001 among Collins & Aikman Products Co. and its wholly-owned direct and indirect subsidiaries named therein, as Sellers, and Carcorp, Inc., as Purchaser, and the other
             Sellers from time to time named therein, which is incorporated herein by reference to
             Exhibit 4.4 of Collins & Aikman Corporation's Current Report on Form 8-K dated
             December 20, 2001 and filed on January 4, 2002.

   4.16      Credit Agreement dated as of December 20, 2001 among Collins & Aikman Products
             Co., as Borrower, Collins & Aikman Canada Inc., as a Canadian Borrower, Collins &
             Aikman Plastics, Ltd., as a Canadian Borrower, Collins & Aikman Corporation, the
             Lenders named therein, Deutsche Banc Alex. Brown Inc. and Merrill Lynch Capital
             Corporation, as Co-Documentation Agents, Credit Suisse First Boston Corporation,
             as Syndication Agent, JPMorgan Chase Bank, as Administrative Agent, and
             J.P.Morgan Bank Canada, as Canadian Administrative Agent, which is incorporated herein by reference to Exhibit 4.5 of Collins & Aikman Corporation's Current Report
             on Form 8-K dated December 20, 2001 and filed on January 4, 2002.

   4.17      Guarantee and Collateral Agreement dated as of December 20, 2001 by and among
             Collins & Aikman Corporation, Collins & Aikman Products Co. and certain of their subsidiaries and JPMorgan Chase Bank, as Collateral Agent, which is incorporated herein by reference to Exhibit 4.6 of Collins & Aikman Corporation's Current Report
             on Form 8-K dated December 20, 2001 and filed on January 4, 2002.

   4.18      Third Supplemental Indenture, dated as of December 20, 2001, among Collins &
             Aikman Products Co., Collins & Aikman Corporation, the Subsidiary Guarantors
             listed on the signature page thereto, and First Union National Bank (as successor in interest to First Union National Bank of North Carolina), which is incorporated herein by reference to Exhibit 4.7 of Collins & Aikman Corporation's Current Report
             on Form 8-K dated December 20, 2001 and filed on January 4, 2002.

   4.19*     Form of C&A Senior Indenture.

   4.20      Form of C&A Senior Debt Security (included as Exhibit A to Exhibit 4.19).

   4.21*     Form of C&A Senior Subordinated Indenture.

   4.22      Form of C&A Senior Subordinated Debt Security (included as Exhibit A to Exhibit
             4.21).

   4.23*     Form of Products Senior Indenture.

   4.24      Form of Products Senior Debt Security (included as Exhibit A to Exhibit 4.23).

   4.25*     Form of Products Senior Subordinated Indenture.

   4.26      Form of Products Senior Subordinated Debt Security (included as Exhibit A to
             Exhibit 4.25).

   5.1*      Opinion of Cahill Gordon & Reindel.

  10.1       Registration Rights Agreement, dated February 23, 2001, by and among Collins &
             Aikman Corporation, Blackstone Capital Company II, L.L.C., Heartland Industrial
             Partners, L.P. and Wasserstein/C&A Holdings, L.L.C., which is incorporated by reference to Annex D to Exhibit 10.1 to Collins & Aikman Corporation's Current
             Report on Form 8-K dated January 12, 2001.

EXHIBIT
NUMBER                                               DESCRIPTION
-------------   ------------------------------------------------------------------------------------
 10.2           Registration Rights Agreement, dated July 3, 2001, by and among Collins & Aikman
                Corporation, Charles E. Becker, Michael E. McInerney and Jens H|f-hnel and,
                together with the Joan Investors (as defined therein), which is incorporated by reference to Collins & Aikman Corporation's Annual Report on Form 10-K for the
                year ended December 31, 2001.

 10.3           Registration Rights Agreement dated as of December 20, 2001 by and among Becker
                Ventures, LLC, Dresdner Kleinwort Capital Partners 2001 LP, Masco Capital
                Corporation, ML IBK Positions, Inc. and Collins & Aikman Corporation, which is incorporated by reference to Collins & Aikman Corporation's Annual Report on
                Form 10-K for the year ended December 31, 2001.

 10.4           Registration Rights Agreement, dated December 20, 2001, by and between Collins &
                Aikman Corporation, Textron Inc., and Textron Holdco Inc., which is incorporated by reference to Collins & Aikman Corporation's Annual Report on Form 10-K for the
                year ended December 31, 2001.

 12.1***        Statement regarding Computation of Earnings to Fixed Charges and Preferred Stock
                Dividends for Collins & Aikman Corporation.

 12.2***        Statement regarding Computation of Earnings to Fixed Charges for Collins &
                Aikman Corporation.

 12.3***        Statement regarding Computation of Earnings to Fixed Charges for Collins &
                Aikman Products Co.

 23.1           Consent of Cahill Gordon & Reindel (included as part of Exhibit 5.1).

 23.2           Consent of PricewaterhouseCoopers LLP, independent accountants

 23.3           Consent of Arthur Andersen LLP, independent accountants.

 23.4           Consent of Ernst & Young LLP, independent accountants.

 23.5           Consent of Ernst & Young LLP, independent accountants.

 23.6           Consent of KPMG LLP, independent accountants.

24***           Powers of Attorney.

25**            Statement regarding eligibility of Trustee on Form T-1.

99.1***         Preliminary Prospectus Supplement dated May 21, 2002.






----------
*     Filed Herewith

** To be filed by amendment or incorporated by reference to the Company's Exchange Act reports.

***   Previously filed in connection with this Registration Statement.